SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - February 24, 1997

                    THE HARTFORD STEAM BOILER INSPECTION AND
                 INSURANCE COMPANY (Exact name of registrant as
                            specified in its charter)

                         Connecticut 0-13300 06-0384680
                        (State or other (Commission (IRS
                  Employer jurisdiction of incorporation) File
                           Number) Identification No.)

                  One State Street, Hartford, Connecticut 06102
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code - (860-722-1866)

Item 5.  Other Events

On February 24, 1997, The Hartford Steam Boiler Inspection and Insurance Company (the Company) issued a press release announcing the election of Simon W. Leathes as a director of the Company. Included herewith as Exhibit 99 is the Company's press release related to this announcement and such information is incorporated herein by reference.

Item 7.  Exhibits.

99. The Company's press release dated February 24, 1997 related to the election of Simon W. Leathes as a director of the Company.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                       THE HARTFORD STEAM BOILER
                                                INSPECTION AND INSURANCE COMPANY



     Dated:  January 25, 1997                /s/ R. Kevin Price
                                            -------------------
                                             R. Kevin Price
                                             Senior Vice President and Corporate
                                             Secretary

















                                       -3-